Exhibit 99.4

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                      among

                           PRICELINE.COM INCORPORATED,

                             PRIME PRO GROUP LIMITED

                                       and

                             FORTHCOMING ERA LIMITED

                          Dated as of February 15, 2001

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.      Definitions............................................................1

2.      General; Securities Subject to this Agreement..........................4
        (a)  Grant of Rights...................................................4
        (b)  Registrable Securities............................................4
        (c)  Holders of Registrable Securities.................................5

3.      Demand Registration....................................................5
        (a)  Request for Demand Registration...................................5
        (b)  Incidental or "Piggy-Back" Rights with Respect to
                   a Demand Registration.......................................5
        (c)  Effective Demand Registration.....................................6
        (d)  Expenses..........................................................6
        (e)  Underwriting Procedures...........................................6
        (f)  Selection of Underwriters.........................................7

4.      Incidental or "Piggy-Back" Registration................................7
        (a)  Request for Incidental Registration...............................7
        (b)  Expenses..........................................................8

5.      Form S-3 Registration..................................................8
        (a)  Request for a Form S-3 Registration...............................8
        (b)  Form S-3 Underwriting Procedures..................................8
        (e)  Limitations on Form S-3 Registrations............................10
        (f)  Expenses.........................................................10
        (g)  No Demand Registration...........................................10

6.      Holdback Agreements...................................................10
        (a)  Restrictions on Public Sale by Designated Holders................10
        (b)  Restrictions on Public Sale by the Company.......................11

7.      Registration Procedures...............................................11
        (a)  Obligations of the Company.......................................11
        (b)  Seller Information...............................................14
        (c)  Notice to Discontinue............................................14
        (d)  Registration Expenses............................................15

8.  Indemnification Contribution..............................................15
        (a)  Indemnification by the Company...................................15
        (b)  Indemnification by Designated Holders............................15
        (c)  Conduct of Indemnification Proceedings...........................16
        (d)  Contribution.....................................................17

9.  Rule 144..................................................................17

10.  Miscellaneous............................................................17
        (a)  Recapitalizations, Exchanges, etc................................18
        (b)  No Inconsistent Agreements.......................................18
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        (c)  Remedies.........................................................18
        (d)  Amendments and Waivers...........................................18
        (e)  Notices..........................................................18
        (f)  Successors and Assigns; Third-Party Beneficiaries................20
        (g)  Counterparts.....................................................20
        (h)  Headings.........................................................21
        (i)  Governing Law....................................................21
        (j)  Severability.....................................................21
        (k)  Entire Agreement.................................................21
        (l)  Further Assurances...............................................21
        (m)  Other Agreements.................................................21

                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of February 15, 2001, (this "Agreement"), among priceline.com Incorporated, a Delaware corporation (the "Company"), Prime Pro Group Limited, a British Virgin Islands corporation ("PPGL") and wholly owned subsidiary of Cheung Kong (Holdings) Limited, a Hong Kong corporation ("CKH"), and Forthcoming Era Limited, a British Virgin Islands corporation ("FEL" and together with PPGL, the "Investors") and wholly owned subsidiary of Hutchison Whampoa Limited, a Hong Kong corporation ("HWL").

            WHEREAS, the Company intends to issue and sell to PPGL and FEL shares of common stock, par value $.008 per share, of the Company (the "Common Stock");

            WHEREAS, in connection with the issuance and sale of the shares of Common Stock, the Company, PPGL and FEL desire to enter into this Agreement, all in accordance with the terms and conditions set forth herein; and

            WHEREAS, the Company does not intend for this Agreement to be inconsistent with, or prior in right to, the 1998 Agreement.

            NOW, THEREFORE, the parties hereby agree as follows:

            1. Definitions. As used in this Agreement the following terms have the meanings indicated:

                  "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Affiliate Transferee" means, as to either of the Investors or any of their Affiliate Transferees, (i) the other Investor, (ii) any wholly owned subsidiary of HWL and (iii) any wholly owned subsidiary of CKH.

                  "Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Approved Underwriter" has the meaning set forth in Section 3(f) of this Agreement.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "Closing Price" means, with respect to the Registrable Securities, as of the date of determination, (a) the closing price per share of a Registrable Security on such date published in the Wall Street Journal or, if no such closing price on such date is published in the Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange (including, without limitation, The Nasdaq Stock Market, Inc.) on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are approved for quotation on The Nasdaq Stock Market or another automated quotation system, the last trading price per share of a Registrable Security on such date; or (c) if there shall have been no trading on such date or if the Registrable Securities are not so designated, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of the New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or
(c) is applicable, a market price per share reasonably determined in good faith by the Company's Board of Directors or, if such determination is not reasonably satisfactory to the Designated Holder for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Designated Holder, the expenses for which shall be borne equally by the Company and such Designated Holder.

                  "Common Stock" has the meaning set forth in the recitals to this Agreement.

                  "Company" has the meaning set forth in the recitals to this Agreement.

                  "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

                  "Demand Registration" has the meaning set forth in section 3(a) of this Agreement.

                  "Demand Stockholders" means each stockholder or group of affiliated stockholders who (i) agree to become subject to this Agreement as a Demand Stockholder by executing and delivering the instrument attached hereto as Exhibit A and (ii) are approved as a Demand Stockholder by the Board of Directors and the Investors and their Affiliate Transferees; provided, however, that the addition of Delta Air Lines, Inc. as a Demand Stockholder shall not require the approval of the Investors or their Affiliate Transferees and the addition of any purchaser of Registrable Securities referred to in clause (ii) of Section 10(f) will not require the approval of the Board of Directors.

                  "Designated Holder" means each of PPGL, FEL, the Demand Stockholders and the Piggy-Back Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of Section 10(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Holders' Counsel" has the meaning set forth in Section 7(a)(i) of this Agreement.

                  "Incidental Registration" has the meaning set forth in Section 4(a) of this Agreement.

                  "Indemnified Party" has the meaning set forth in Section 8(c) of this Agreement.

                  "Indemnifying Party" has the meaning set forth in Section 8(c) of this Agreement.

                  "Initiating Holders" has the meaning set forth in Section 3(a) of this Agreement.

                  "Inspector" has the meaning set forth in Section 7(a)(vii) of this Agreement.

                  "Investors" has the meaning set forth in the recitals to this Agreement.

                  "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding 30 days on which the national securities exchange or automated quotation system on which the Registrable Securities are listed or quoted is open for trading.

                  "NASD" has the meaning set forth in Section 7(a)(xiii) of this Agreement.

                  "1998 Agreement" means the Amended and Restated Registration Rights Agreement dated as of December 8, 1998, among the Company and the stockholders of the Company that are named therein or that have joined therein in accordance with its terms and that continue to hold Registrable Securities as defined therein.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Piggy-Back Stockholders" means each stockholder or group of affiliated stockholders who (i) agree to become subject to this Agreement as a Piggy-Back Stockholder by executing and delivering the instrument attached hereto as Exhibit B and (ii) are approved as a Piggy-Back Stockholder by the Board of Directors.

                  "Preferred Stock" means all of the authorized preferred stock of the Company.

                  "Records" has the meaning set forth in Section 7(a)(vii) of this Agreement.

                  "Registrable Securities" means each of the following: (a) any and all shares of Common Stock acquired by the Designated Holders from the Company or an Affiliate of the Company, (b) any and all shares of Common Stock the sale of which is restricted under Rule 144 because of the status of the Designated Holder as an Affiliate of the Company and (c) any and all shares of Common Stock issued or issuable to any of the Designated Holders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof. Registrable Securities will cease to be Registrable Securities in accordance with Section 2(b).

                  "Registration Expenses" has the meaning set forth in Section 7(d) of this Agreement.

                  "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

                  "Rule 144" has the meaning set forth in Section 9 of this Agreement.

                  "S-3 Initiating Holders" has the meaning set forth in Section 5(a) of this Agreement.

                  "S-3 Registration" has the meaning set forth in Section 5(a) of this Agreement.

                  "SEC" means the Securities and Exchange Commission, or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Series B Preferred Stock" means the Series B Redeemable Preferred Sock, par value $.01 per share, of the Company.

                  "Shelf Initiating Holders" has the meaning set forth in
Section 5(c) of this Agreement.

                  "Shelf Registration" means a registration of a delayed or continuous offering of Registrable Securities under the Securities Act pursuant to Rule 415 thereunder or any successor provision.

                  "Stock Purchase Agreement" means the Stock Purchase Agreement dated as of February 15, 2001, among the Company, PPGL and FEL.

            2. General; Securities Subject to this Agreement.

            (a) Grant of Rights. The Company hereby grants registration rights to PPGL, FEL, the Demand Stockholders and the Piggy-Back Stockholders upon the terms and subject to the conditions set forth in this Agreement.

            (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities shall have been distributed pursuant to Rule 144 or
(iii) as to any Designated Holder, the entire amount of Registrable Securities owned by such Designated Holder, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to paragraph (e) of Rule 144 (without giving effect to paragraph (k) thereof) (or any successor provision then in effect) under the Securities Act or (iv) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

            (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds as options to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

            3. Demand Registration.

            (a) Request for Demand Registration. At any time after the date of this Agreement, each of (i) PPGL, (ii) FEL, or (iii) one or more of the Demand Stockholders, acting through its representative identified on the instrument executed by it in the form attached hereto as Exhibit A or such representative's written designee (the "Initiating Holders"), may make a written request to the Company to register, under the Securities Act on any form for which the Company then qualifies and deems appropriate (a "Demand Registration"), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than one Demand Registration for PPGL, one Demand Registration for the FEL and one Demand Registration for each of the Demand Stockholders pursuant to this Section 3. For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Registration Statement. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within 90 days of the time of such request, a registered public offering or is engaged in or has fixed plans to engage in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected in any material respect by the requested registration, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be; provided, however, that the Company shall not exercise such right to delay a request more than three times and for more than a total of 90 days in any one-year period. In addition, the Company shall not be required to effect any registration within 90 days after the effective date of any other Registration Statement of the Company. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

            (b) Incidental or "Piggy-Back" Rights with Respect to a Demand Registration. Each of the Designated Holders (other than Initiating Holders which have requested the relevant registration under Section 3(a)) may offer its Registrable Securities under any Demand Registration pursuant to this Section 3(b). Within 10 days after the receipt of a request far a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested such registration under Section 3(a)) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within 10 days of the receipt by such Designated Holders of such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such 10-day period referred to in clause
(ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3 with respect to such Demand Registration; provided , however, that any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holders. If a Designated Holder sends the Company a written request for inclusion of part or all of such Designated Holder's Registrable Securities in a registration, such Designated Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion unless, as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Designated Holder reasonably determines that participation in such registration would have a material adverse effect on such Designated Holder.

            (c) Effective Demand Registration. The Company shall use its reasonable best efforts to cause any such Demand Registration to become and remain effective not later than 90 days after it receives a request under
Section 3(a). A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 90 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental, agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by any Designated Holder.

            (d) Expenses. In any registration initiated as a Demand Registration, the Company shall pay all Registration expenses in connection therewith, whether or not such Demand Registration becomes effective.

            (e) Underwriting Procedures. If the Company or the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the Company shall use reasonable best efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, first as to the Company and, second as to the Initiating Holders and any other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 3(b), pro rata based on the number of Registrable Securities owned by each such Initiating Holder and Designated Holder.

            (f) Selection of Underwriters. If any Demand Registration or S-3 Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter shall, in any case, also be approved by the Initiating Holders or S-3 Initiating Holders, as the case may be, such approval not to be unreasonably withheld.

            4. Incidental or "Piggy-Back" Registration.

            (a) Request for Incidental Registration. At any time after the date of this Agreement, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders (in addition to any notice that the Company may be required to provide to other holders of securities pursuant to other registration rights agreements, including the 1998 Agreement), at least 30 days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall, and shall use its best efforts (within 10 days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the holders thereof accept the terms of the underwritten offering as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, all of the securities eligible to be offered by the parties to the 1998 Agreement; third, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and fourth, any other securities requested to be included in such underwritten offering.

            (b) Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

            5. Form S-3 Registration.

            (a) Request for a Form S-3 Registration. At any time when the Company is eligible for use of Form S-3, in the event that the Company shall receive from (i) PPGL, (ii) FEL or (iii) one or more of the Demand Stockholders, acting through its representative identified on the instrument executed by it in the form attached hereto as Exhibit A or such representative's written designee (the "S-3 Initiating Holders"), a written request that the Company register, under the Securities Act, on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least 30 days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within 15 days after their receipt from the Company of the written notice of such registration. The Company shall (i) take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered and (ii) subject to Section 5(b), use reasonable best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than 90 days after it receives a request therefor and (y) include in such offering the Registrable, Securities of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein.

            (b) Form S-3 Underwriting Procedures. If the Company or the S-3 Initiating Holders holding a majority of the Registrable Securities held by all of the S-3 Initiating Holders to which the requested S-3 Registration relates so elect, the Company shall use reasonable best efforts to cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with
Section 3(f). In connection with any S-3 Registration under Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the Approved Underwriter and the S-3 Initiating Holders. If in the written opinion of the Approved Underwriter the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such adverse effect, first, the Registrable Securities to be offered for the account of the S-3 Initiating Holders and the other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 5(a), pro rata based on the number of Registrable Securities owned by each such S-3 Initiating Holder and Designated Holder and second, any other securities requested to be included in such underwritten offering.

            (c) Request for a Shelf Registration. At any time after the date of this Agreement, (i) PPGL, (ii) FEL or (iii) one or more of the Demand Stockholders, acting through its representative identified on the instrument executed by it in the form attached hereto as Exhibit A or such representative's written designee (the "Shelf Initiating Holders") shall be entitled to request the Company to file and maintain a Shelf Registration with the SEC under which all or any portion of the shares of Common Stock that is owned by it at the time of such request may be resold at any time and from time to time until such time as all such Common Stock may be sold by the Shelf Initiating Holders in a single transaction pursuant to Rule 144 under the Securities Act in accordance with the volume limitations specified in paragraph (e) thereof (and without giving effect to paragraph (k) thereof). The Company shall use commercially reasonable efforts to cause any such Shelf Registration to become effective and to include in such Shelf Registration the Registrable Securities of the Designated Holders who have requested in writing to participate in such registration on the same terms and conditions. If the Company shall propose to file a registration statement to effect a Shelf Registration for the offer and sale of Common Stock of any stockholder of the Company, the Company shall notify the Designated Holders and the Designated Holders shall have the right to require the registration of Registrable Securities under such Shelf Registration in such amount as they may specify in writing to the Company within 15 days after receiving notice of such proposed Shelf Registration. At any time when a Shelf Registration is effective and covers sufficient shares of Common Stock to provide for the registration of a contemplated offering by a Designated Holder, such Designated Holder will not have the right to request a Demand Registration or S-3 Registration; provided, however, that such Designated Holder will still have the right to join in registered underwritten offerings under Section 3(b) and Section 4, subject to the potential limitation of the amount of Common Stock such Designated Holder may offer and sell as provided in such Sections. The Company shall not be required to effect a requested registration as a Shelf Registration if the Board of Directors of the Company shall have determined in good faith that registration in such form at the time of the request would have a material adverse effect on the Company (having regard for the interests of stockholders generally) which would not be suffered if the registration were not carried out as a Shelf Registration; provided, however, that the Company's right to defer a Shelf Registration will be exercisable on one occasion only for a period of up to 90 days. If the Board of Directors of the Company shall have made such a determination with respect to such Shelf Registration, then the Company will be required to proceed with a Demand Registration or S-3 Registration which is not a Shelf Registration in accordance with Section 3(a) or 5(a), as the case may be, and the Designated Holders may not request that any subsequent Demand Registration or S-3 Registration be a Shelf Registration until at least three months after such determination.

            (d) Company's Election to File a Shelf Registration. The Designated Holders agree that the Company may, at any time after the date of this Agreement, at the Company's option, file a Shelf Registration with the SEC in order to facilitate sales of Common Stock by the Designated Holders. In the event that such a Shelf Registration is declared effective by the SEC, the Company may comply with any request for registration under this Agreement by providing an appropriate prospectus supplement under such Shelf Registration. The terms and conditions of this Agreement, including without limitation, the provisions of Section 5(e), shall apply to the use and availability of such Shelf Registration as if it were the filing of a registration statement.

            (e) Limitations on Form S-3 Registrations. If at the time of any request to register Registrable Securities pursuant to Section 5(a) or any utilization of a Shelf Registration pursuant to Section 5(c) or 5(d), the Company is engaged in, or has fixed plans to engage in within 90 days of the time of such request, a registered public offering or is engaged or has fixed plans to engage in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected in any material respect by the requested S-3 Registration then the Company may at its option direct that such request or continued availability be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be; provided, however, that the Company shall not exercise such right to delay a request more than three times and for more than a total of 90 days in any one-year period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a) (i) within three months after the effective date of any other Registration Statement of the Company (other than on Form S-4 or S-8), (ii) if within the 12-month period preceding the date of such request, the Company has effected two registrations on Form S-3 pursuant to
Section 5(a) and all of the Registrable Securities registered therein have been sold, (iii) if Form S-3 is not available for such offering by the S-3 Initiating Holders or (iv) if the S-3 Initiating Holders, together with the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under Section 5(a)) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form, S-3 with respect to such Registrable Securities) to the public of less than $2,500,000.

            (f) Expenses. In connection with any registration pursuant to this
Section 5, the Company shall pay all Registration Expenses, whether or not such registration becomes effective.

            (g) No Demand Registration. No registration requested by any Designated Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

            6. Holdback Agreements.

            (a) Restrictions on Public Sale by Designated Holders. If and to the extent requested by the Company, the Initiating Holders or the S-3 Initiating Holders, as the ease may be, in the case of a non-underwritten public offering or if and to the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Designated Holder of Registrable Securities agrees (i) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144, and (ii) not to make any request for a Demand Registration, S-3 Registration or Shelf Registration under this Agreement, during the 120-day period or such shorter period agreed upon by such Designated Holder and the requesting party beginning thirty days prior to the anticipated effective date of such Registration Statement (except as part of such registration).

            (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable, for such securities (except pursuant to such registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement (other than a Shelf Registration) in which the Designated Holders of Registrable Securities are participating and ending on the earlier of
(i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 90 days after the effective date of such Registration Statement (except as part of such registration). In the case of an underwritten public offering of Registrable Securities under a Shelf Registration, if and to the extent requested by the Approved Underwriter, the Company agrees not to effect any public sale or distribution of Registrable Securities during such period not to exceed 120 days as may be agreed upon by the Company and the Approved Underwriter (i) beginning on the later of the date following the date such request is made and the date 30 days before the anticipated commencement of such public offering and (ii) ending on the earlier of the date on which the distribution of Registrable Securities in such offering is completed and 90 days after the commencement of such public offering.

            7. Registration Procedures.

            (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3, Section 4 or Section 5 of this Agreement, the Company shall use reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

            (i) prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide one counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

            (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 90 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, or in the case of a Shelf Registration, until such time as the Registrable Securities covered thereby have been sold pursuant to such registration or cease to be deemed Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

            (iii) as soon as reasonably practicable, furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (iv) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

            (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain as untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

            (vi) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3, Section 4 or Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or Facilitate the disposition of such Registrable Securities;

            (vii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (a) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (viii) if such sale is pursuant to an underwritten offering, use reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwrites reasonably request;

            (ix) use its reasonable best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

            (x) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (xi) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted; provided, however, that the applicable listing requirements are satisfied;

            (xii) keep Holders' Counsel advised as to the initiation and progress of any registration under Section 3, Section 4 or Section 5 hereunder;

            (xiii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

            (xiv) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

            (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

            (c) Notice to Discontinue. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(v).

            (d) Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and, in the case of a Demand Registration, the Initiating Holders and (v) any liability insurance or other premiums for insurance for the benefit of the Company or its directors and officers obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 7(d) are referred to herein as "Registration Expenses." "Registration Expenses" shall not include, and the Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear, the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Holders' Registrable Securities and any fees and expenses of counsel to or accountants or other advisors for, such Designated Holders, all of which shall be borne by the Designated Holders; provided, however, that nothing in this Section 7(d) shall be construed to supersede the Company's obligations with respect to the payment of expenses in connection with a Demand Registration or an Incidental Registration, as described in Sections 3(d) and 4(b) above and clause (iv) above.

            8. Indemnification Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder and each person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) incurred by them arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance upon, caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by or on behalf of such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 8(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities and each Person who controls such underwriters (within the meaning of Section I5 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

            (b) Indemnification by Designated Holders. In connection with any Registration Statement in which a Designated Holder is participating pursuant to
Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and each person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by or on behalf of such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to this Section 8(b); provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder; except to the extent that the Indemnifying Party is prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to these available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

            (d) Contribution. If the indemnification provided for in this
Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that the total amount to be indemnified by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            9. Rule 144. The Company covenants that from and after the date of this Agreement it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time ("Rule 144"), or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder unlegended certificates in settlement of a transaction pursuant to an effective Registration Statement or Rule 144; provided, however, that such Designated Holder shall provide the Company with an opinion of counsel satisfactory to the Company (or other evidence reasonably satisfactory) that such Shares may be unlegended; provided further, however, that if at a later date for any reason such Shares require that a legend be set forth on the certificates, then such Designated Holder shall return the unlegended certificates in exchange for legended certificates.

            10. Miscellaneous.

            (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

            (b) No Inconsistent Agreements. The Company represents and warrants that, except as provided in the forms, reports and documents the Company has filed with the SEC (including all exhibits thereto), it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement. The Company further agrees that it will not provide rights to a shelf registration statement to any other stockholder that are more favorable than the rights to Shelf Registration that are provided for herein.

            (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

            (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) PPGL, (iii) FEL, (iv) the holders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by each Demand Stockholder and, if the amendment, supplement, modification, waiver or consent adversely affects the rights or obligations of the Piggy-Back Stockholders, then also by (v) the holders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by each Piggy-Back Stockholder. Any such written consent shall be binding upon the Company and all of the Designated Holders.

            (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

            (i)    if to the Company:

                   priceline.com Incorporated
                   800 Connecticut Avenue
                   Norwalk, CT 06854
                   Telecopy:   (203) 299-8915
                   Attention:  Office of the General Counsel

                   with a copy to:

                   Cravath, Swaine & Moore
                   Worldwide Plaza
                   825 Eighth Avenue
                   New York, NY 10019
                   Telecopy:   (212) 474-3700
                   Attention:  William P. Rogers, Jr., Esq.

            (ii)   if to FEL:

                   Forthcoming Era Limited
                   Offshore Incorporations Limited
                   P.O. Box 957
                   Offshore Incorporations Centre
                   Road Town, Tortola
                   British Virgin Islands

                   with a copy to:

                   Hutchison Whampoa Limited
                   22/F Hutchison House
                   10 Harcourt Road Central
                   Hong Kong
                   Telecopy:   (852) 2128 1778
                   Attention:  Company Secretary

            (iii)  if to PPGL:

                   Prime Pro Group Limited
                   c/o Cheung Kong (Holdings) Limited
                   8/F, Cheung Kong Center
                   2 Queen's Road Central
                   Hong Kong

                   with a copy to:

                   Cheung Kong (Holdings) Limited
                   8/F, Cheung Kong Center
                   2 Queen's Road Central
                   Hong Kong
                   Telecopy:  (852) 2845 2057
                   Attention:  Mr. Edmond Ip

            (iv) (if to any other Designated Holder, at its address as it appears on the record books of the Company.

            All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; 5 Business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if properly telecopied.

            (f) Successors and Assigns; Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and permitted assigns of each of the parties hereto as hereinafter provided. The rights of each Investor to require registration hereunder shall be, as to any Registrable Securities owned by such Investor, (i) automatically transferred upon any transfer of such Registrable Securities by such Investor to an Affiliate Transferee or by any Affiliate Transferee to any other Affiliate Transferee (and all Registrable Securities held by Affiliate Transferees shall continue to be Registrable Securities even if registration rights are not transferred to and exercisable by such Affiliate Transferees), (ii) automatically transferred upon any transfer of a number of Registrable Securities representing 65% or more of the Investor's holding of Common Stock purchased pursuant to the Stock Purchase Agreement to a single purchaser or a "group" of purchasers (within the meaning of Section 13(d)(3) of the Exchange Act) if in such transfer the purchaser(s) will receive "restricted securities" within the meaning of Rule 144 (and such purchaser or group will become a Demand Stockholder hereunder by executing and delivering an instrument in the form attached hereto as Exhibit A) and (iii) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred upon a permitted transfer of Registrable Securities by such Designated Holder to any Person who is the transferee of such Registrable Security. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their heirs, legatees, legal representatives, successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of any jurisdiction.

            (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

            (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock Purchase Agreement, and any stock purchase agreement between the Company and a Demand Stockholder or a Piggy-Back Stockholder. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (l) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or necessary to carry out or to perform the provisions of this Agreement.

            (m) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Stock Purchase Agreement or any series of preferred stock issued to a Demand Stockholder or a Piggy-Back Stockholder and any stock purchase agreement between the Company and a Demand Stockholder or a Piggy-Back Stockholder.

            IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this REGISTRATION RIGHTS AGREEMENT on the date first written above.


                                    PRICELINE.COM INCORPORATED

                                    By: /s/ Jeffery H. Boyd
                                        ----------------------------------------
                                        Name: Jeffery H. Boyd
                                        Title:Chief Operating Officer


                                    PRIME PRO GROUP LIMITED

                                    By: /s/ Dominic Lai
                                        ----------------------------------------
                                        Name: Dominic Lai
                                        Title:     Authorized Signatory


                                    FORTHCOMING ERA LIMITED

                                    By: /s/ Dominic Lai
                                        ----------------------------------------
                                        Name: Dominic Lai
                                        Title:Director

                                                                       Exhibit A

                          ACKNOWLEDGMENT AND AGREEMENT
                      TO THE REGISTRATION RIGHTS AGREEMENT

            WHEREAS, pursuant to a [ ], the undersigned [wishes] [wish] to receive from priceline.com Incorporated, a Delaware corporation (the "Company"), _____ shares, par value $0.01 per share, of [Common Stock] [Preferred Stock], or certain newly issued options, warrants or other rights to purchase _______ shares of Common Stock (the "Shares"), of the Company; and

               WHEREAS, the undersigned [wishes] [wish] to receive certain registration rights with respect to such Shares; and

            WHEREAS, the undersigned [has] [have] reviewed a copy of that certain Registration Rights Agreement dated as of February 15, 2001 (the "Agreement"), among the Company, Prime Pro Group Limited and Forthcoming Era Limited and [has] been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned [is] [are] thoroughly familiar with its terms.

            NOW, THEREFORE, in consideration of the mutual premises contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Company to issue such Shares and to grant such registration rights, the undersigned [does] [collectively do] hereby acknowledge and agree that (i) the undersigned [has] [have] been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned is thoroughly familiar with its terms, (ii) the Shares are subject to terms and conditions set forth in the Agreement, (iii) the undersigned [does] [collectively do] hereby agree fully to be bound by the Agreement collectively as a group as a "Demand Stockholder" (as therein defined), and upon the execution and delivery of this Acknowledgment and Agreement by the Company, the undersigned shall have [collectively as a group] all of the rights and obligations under the Agreement as a Demand Stockholder and (iv) the undersigned [does] [collectively do] hereby ______ name to serve as [its] [their] representative under the Agreement.

            This __________, day of ________________, 20__.

                                            PRICELINE.COM INCORPORATED


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       Exhibit B

                          ACKNOWLEDGMENT AND AGREEMENT
                      TO THE REGISTRATION RIGHTS AGREEMENT

            WHEREAS, pursuant to a [ ], the undersigned [wishes] [wish] to receive from priceline.com Incorporated, a Delaware corporation (the "Company"), _____ shares, par value $0.01 per share, of [Common Stock] [Preferred Stock], or certain newly issued options, warrants or other rights to purchase ______ shares of Common Stock (the "Shares"), of the Company; and

            WHEREAS, the undersigned [wishes] [wish] to receive certain registration rights with respect to such Shares; and

            WHEREAS, the undersigned [has] [have] reviewed a copy of that certain Registration Rights Agreement dated as of February 15, 2001 (the "Agreement"), among the Company, Prime Pro Group Limited and Forthcoming Era Limited and [has] [have] been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned [is] [are] thoroughly familiar with its terms.

            NOW, THEREFORE, in consideration of the mutual premises contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Company to issue such Shares and to grant such registration rights, the undersigned [does] [collectively do] hereby acknowledge and agree that (i) the undersigned [has] [have] been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned is thoroughly familiar with its terms, (ii) the Shares are subject to terms and conditions set forth in the Agreement, (iii) the undersigned [does] [collectively do] hereby agree fully to be bound by the Agreement as a Piggy-Back Stockholder (as therein defined), and upon the execution and delivery of this Acknowledgment and Agreement by the Company, the undersigned shall have [collectively as a group] all of the rights and obligations under the Agreement as a Piggy-Back Stockholder, and (iv) the undersigned [does] [collectively do] hereby name ________ to serve as [its] [their] representative under the Agreement.

            This _________day of __________________, 20__.

                                            PRICELINE.COM INCORPORATED


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: